                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           January 19, 1999
                                                ----------------------------

BANK ONE CORPORATION
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Delaware                            333-60313               31-0738296
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)         Identification No.)


One First National Plaza, Chicago, IL                           60670
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (ZIP Code)


Registrant's telephone number, including area code  312-732-4000
                                                    ------------

Item 5. Other Events
------

     On January 19, 1999, the Registrant issued a press release announcing its fourth quarter 1998 earnings. A copy of such press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

     In addition, on January 19, 1999, the Registrant issued a press release announcing an increase in its common stock dividend. A copy of such press release is attached as Exhibit 99(b) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number         Description of Exhibits
     --------------         -----------------------
     99(a)                  Registrant's January 19, 1999 Press Release
                            regarding 4th Quarter 1998 earnings.

     99(b) Registrant's January 19, 1999 Press Release regarding common stock dividend increase.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BANK ONE CORPORATION
                                --------------------
                                (Registrant)


Date: January 19, 1999          By:   /s/ M. Eileen Kennedy
      ------------------             ------------------------------------
                                      Title: Treasurer

                                 EXHIBIT INDEX

Exhibit Number        Description of Exhibits
--------------        -----------------------

99(a)                 Registrant's January 19, 1999 Press Release regarding
                      4th Quarter 1998 earnings.

99(b) Registrant's January 19, 1999 Press Release regarding common stock dividend increase.

                                       3